EXHIBIT 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of ViaCell, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:
(1)  the Company’s Form 10-Q for the period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)  the information contained in the Company’s Form 10-Q for the period ended September 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2007 /s/ John F. Thero John F. Thero Chief Financial Officer